UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SLR Investment Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SLR INVESTMENT CORP.

500 Park Avenue

New York, New York 10022

(212) 993-1670

October 9, 2024

Dear Fellow Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Meeting”) of SLR Investment Corp. (the “Company,” “we,” “us” or “our”) to be held virtually on November 20, 2024 at 11:00 a.m., Eastern Time. The Meeting will be held solely on the Internet by virtual means. You will be able to participate in the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/SLRC2024. Prior to the Meeting, you will be able to vote electronically at www.proxyvote.com.

Our proxy materials provide an outline of the business to be conducted at the Meeting. You will be asked to: (i) elect two directors of the Company; and (ii) consider and vote upon the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Instructions for voting can be found on your notice of internet availability of proxy materials or proxy card. To be admitted to the Meeting at www.virtualshareholdermeeting.com/SLRC2024, you must enter the control number found on your proxy card, voting instruction form or notice of internet availability of proxy materials you will receive. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

It is important that your shares be represented at the Meeting. If you are unable to participate in the Meeting, I urge you to follow the instructions on your notice of internet availability of proxy materials to vote your proxy on the Internet. On the notice of internet availability of proxy materials, you will also find instructions on how to request a hard copy of our proxy materials free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Michael S. Gross
Chairman, Co-Chief Executive Officer and President

SLR INVESTMENT CORP.

500 Park Avenue

New York, New York 10022

(212) 993-1670

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 20, 2024

To the Stockholders of SLR Investment Corp.:

The 2024 Annual Meeting of Stockholders (the “Meeting”) of SLR Investment Corp. (the “Company,” “we,” “us” or “our”) will be held virtually on November 20, 2024 at 11:00 a.m., Eastern Time. The Meeting will be held solely on the Internet by virtual means. To be admitted to the Meeting at www.virtualshareholdermeeting.com/SLRC2024, you must enter the control number found on your proxy card, voting instruction form or notice of internet availability of proxy materials you will receive. Additional information on how you can attend and participate in the Meeting can be found on your notice of internet availability of proxy materials.

The Meeting will be held for the following purposes:

1. To elect two directors of the Company, who will each serve for a term of three years, or until their respective successors are duly elected and qualified;

2. To consider and vote upon the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

3. To take action upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

You have the right to receive notice of, and to vote at, the Meeting if you were a stockholder of record at the close of business on September 26, 2024. If you are unable to participate in the Meeting, the Company encourages you to vote your proxy on the Internet by following the instructions provided on the notice of internet availability of proxy materials. You may also request from the Company, free of charge, hard copies of our proxy statement, annual report on Form 10-K for the year ended December 31, 2023 and proxy card by following the instructions on the notice of internet availability of proxy materials. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on November 20, 2024.

As permitted by rules adopted by the Securities and Exchange Commission, rather than mailing a full paper set of these proxy materials, we are mailing to all of our stockholders only a notice of internet availability of proxy materials containing instructions on how to access these proxy materials and submit their respective proxy votes online. Our proxy statement, annual report on Form 10-K for the year ended December 31, 2023 and proxy card are available on the Internet at www.proxyvote.com. You will need your notice of internet availability of proxy materials to access these proxy materials. The following information applicable to the Meeting may be found in your notice of internet availability of proxy materials:

•	The date and time of the Meeting;

•	A list of the matters intended to be acted on and the Company’s board of directors’ recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the Meeting and voting your shares via the Internet.

By Order of the Board of Directors,

Guy F. Talarico
Corporate Secretary

New York, New York

October 9, 2024

This is an important Meeting. To ensure proper representation at the Meeting, please follow the instructions on the notice of internet availability of proxy materials to vote your proxy via the Internet or by telephone or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Meeting, you still may virtually attend the Meeting and vote your shares via the Internet while virtually attending the Meeting if you wish to change your vote.

SLR INVESTMENT CORP.

500 Park Avenue

New York, New York 10022

(212) 993-1670

PROXY STATEMENT

2024 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of SLR Investment Corp. (“SLR Investment,” the “Company,” “we,” “us” or “our”) for use at the Company’s 2024 Annual Meeting of Stockholders (the “Meeting”) to be held virtually on November 20, 2024 at 11:00 a.m., Eastern Time. The Meeting will be held solely on the Internet by virtual means. To be admitted to the Meeting at www.virtualshareholdermeeting.com/SLRC2024, you must enter the control number found on your proxy card, voting instruction form or notice of internet availability of proxy materials you will receive. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. It is important to note that stockholders have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting.

As permitted by the rules adopted by the Securities and Exchange Commission (the “SEC”), rather than mailing a full paper set of proxy materials, we are mailing to all of our stockholders only a notice of internet availability of proxy materials containing instructions on how to access and review our proxy materials and submit their respective proxy votes online. If you receive a notice of internet availability of proxy materials and would like to receive a paper copy of these proxy materials, you should follow the instructions for requesting such materials located at www.proxyvote.com.

It is anticipated that we will begin mailing our notice of internet availability of proxy materials, and this Proxy Statement and our other proxy materials will first be made available online to our stockholders of record, on or about October 9, 2024.

We encourage you to vote your shares either by voting via the Internet or by telephone while virtually attending the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If no instructions are given on proxies, the shares covered by the proxies will be voted FOR the election of the nominees as directors and FOR the other matters listed in this Proxy Statement.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy or by voting virtually via the Internet at the Meeting. Please send your notification to SLR Investment Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Any stockholder of record attending the Meeting may vote virtually via the Internet whether or not he, she or it has previously voted his, her or its shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting. All of our directors are encouraged to attend the Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Stockholders of record may also vote either via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Instructions for voting can be found on your notice of internet availability of proxy materials or proxy card.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company, who will each serve for a term of three years, or until their respective successors are duly elected and qualified;

2. To consider and vote upon the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

3. To take action upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Voting Securities

You may vote your shares, virtually or by proxy, at the Meeting only if you were a stockholder of record at the close of business on September 26, 2024 (the “Record Date”). There were 54,554,634 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. In accordance with our Second Amended and Restated Bylaws, the presence at the Meeting, virtually or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast (without regard to class) will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. If a quorum is not present at the Meeting, the Chairman of the board of directors may adjourn the Meeting to permit further solicitation of proxies.

Vote Required

Election of Directors. The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting virtually or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by plurality of the votes, and there are not more candidates seeking election than there are seats on the board of directors up for election at the Meeting, if each nominee receives at least one “FOR” vote, then it is expected that each nominee will be elected to the board of directors. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. This proposal is considered a “non-routine matter”; accordingly, brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of the shares.

Ratification of the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2024. The affirmative vote of shares representing at least a majority of all of the votes cast at the Meeting virtually or by proxy (meaning that the number of votes cast “For” the proposal must exceed the number of votes cast “Against” the proposal). Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote for such adjournment, unless such proxies are marked to be voted against any proposal for which an adjournment is sought, in order to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

Our board of directors is making this proxy solicitation, and the Company will bear the expense of the solicitation of proxies for the Meeting. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing. In addition, we will indemnify them against any losses arising out of that firm’s proxy soliciting services on our behalf.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of SLR Capital Partners, LLC (“SLR Capital Partners”), the Company’s investment adviser. SLR Capital Partners and SLR Capital Management, LLC (“SLR Capital Management”), the Company’s administrator, are both located at 500 Park Avenue, New York, New York 10022. No additional compensation will be paid to directors, officers or regular employees of the Company or SLR Capital Partners for such services.

Voting; Revocation of Proxy

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the 16-digit control number, which is located on each notice of internet availability of proxy materials. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may request, complete, sign, date and return a proxy card by mail or attend the Meeting virtually.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for directors, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 500 Park Avenue, New York, New York 10022.

The Company’s directors are divided into two groups — interested directors and independent, or disinterested, directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Messrs. Gross and Spohler are considered interested directors due to the positions they hold with the Company and SLR Capital Partners (as discussed further below). Each of Messrs. Hochberg, Potter and Wachter and Ms. Roberts are considered disinterested directors (collectively, the “Disinterested Directors”).

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Michael S. Gross(3)(4)	4,032,649	7.4%
Bruce Spohler(3)(5)	3,719,009	6.8%
Independent Directors
Steven Hochberg	2,742	*
Leonard A. Potter	14,872	*
Andrea C. Roberts	25,000	*
David S. Wachter	53,494	*
Executive Officers
Shiraz Y. Kajee	7,500	*
Guy F. Talarico	31,899	*
All executive officers and directors as a group (8 persons)	4,686,516	8.6%
Thornburg Investment Management, Inc.(6)	4,338,599	8.0%

*	Represents less than one percent.
(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Based on a total of 54,554,634 shares of the Company’s common stock issued and outstanding on the Record Date.
(3)

Includes 1,285,013 shares held by Solar Capital Investors, LLC (“Solar Capital I”) and 715,000 shares held by Solar Capital Investors II, LLC (“Solar Capital II”), a portion of each of which may be deemed to be indirectly beneficially owned by Michael S. Gross, a grantor retained annuity trust (the “GRAT”) setup by and for Mr. Gross and for which he serves as trustee, and Bruce Spohler. Also includes 355,107 shares held by Solar Senior Capital Investors, LLC (“Solar Senior Investors”) and 77 shares of the Issuer held by SLR Capital Management, and a portion held by each entity may be deemed to be indirectly beneficially owned by Mr. Gross and Mr. Spohler. Also includes 845,452 shares held by Solar Capital Partners Employee Stock Plan LLC, which is controlled by SLR Capital Partners, LLC. Mr. Gross and Mr. Spohler may be deemed to indirectly beneficially own a portion of the shares held by Solar Capital Partners Employee Stock Plan LLC by virtue of their collective ownership interest in SLR Capital Partners. Each of Mr. Gross and Mr. Spohler disclaim beneficial ownership of any shares of our common stock directly held by Solar Capital Partners Employee Stock Plan LLC, Solar Capital I, Solar Capital II, Solar Senior Investors and SLR Capital Management, except to the extent of their respective pecuniary interest therein.

(4)

Includes 152,166 shares directly held by Michael S. Gross’ profit sharing plan (the “Profit Sharing Plan”). Mr. Gross may be deemed to directly beneficially own these shares as the sole participant in the Profit Sharing Plan. Also includes 117,617 shares held by certain trusts for the benefit of family members for which Mr. Gross serves as trustee (the “Family Trusts”). Mr. Gross may be deemed to directly beneficially own these shares by virtue of his control with respect to the Family Trusts and disclaims beneficial ownership of the securities held by the Family Trusts except to the extent of his pecuniary interest therein. Also includes 334,428 shares held by the GRAT.

(5)

Includes 199,466 shares held in a trust of which Bruce Spohler became co-trustee in which he and certain members of his immediate family are beneficiaries (the “Spohler Trust”) and 243,021 shares held by a limited liability company in which he holds a pro rata interest (the “Spohler LLC”). Mr. Spohler disclaims beneficial ownership of the shares in the Spohler Trust and the Spohler LLC, except to the extent of his pecuniary interest therein.

(6)

Based upon information contained in the Schedule 13G filed February 9, 2024 by Thornburg Investment Management, Inc. Such securities are held by certain investment vehicles controlled and/or managed by Thornburg Investment Management, Inc. or its affiliates. The address for Thornburg Investment Management, Inc. is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. The Company is part of a “Fund Complex,” as that term is defined in Schedule 14A and Regulation 14A under the Exchange Act. For purposes of this Proxy Statement, the term Fund Complex includes the Company, SCP Private Credit Income BDC LLC, SLR HC BDC LLC and SLR Private Credit BDC II LLC.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Dollar Range of Equity Securities Beneficially Owned in the Fund Complex(1)(2)(3)
Interested Directors
Michael S. Gross	Over $100,000	Over $100,000
Bruce Spohler	Over $100,000	Over $100,000
Independent Directors
Steven Hochberg	$10,001-$50,000	$10,001-$50,000
Leonard A. Potter	Over $100,000	Over $100,000
Andrea C. Roberts	Over $100,000	Over $100,000
David S. Wachter	Over $100,000	Over $100,000

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)

The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.89 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)

The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the total dollar range of equity securities in the Company beneficially owned by the directors, as no director has beneficial ownership of SCP Private Credit Income BDC LLC, SLR HC BDC LLC or SLR Private Credit BDC II LLC.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s charter and bylaws, the board of directors is divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Each of Messrs. Michael S. Gross and Leonard A. Potter has been nominated for election for a three-year-term expiring in 2027. If elected, Mr. Potter will continue to serve on the Company’s Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee. Messrs. Gross and Potter are not being proposed for election, nor has any director or executive officer of the Company been selected as a director or executive officer of the Company, pursuant to any agreement or understanding with the Company or any other person or entity. However, Mr. Gross is an “interested person” of the Company as defined in the 1940 Act due to his position as the Co-Chief Executive Officer and President of the Company and a managing member of SLR Capital Partners, the Company’s investment adviser.

The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting virtually or by proxy. A stockholder can vote for or withhold his, her or its vote from each of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxies “FOR” the election of the nominees named below. If either of the nominees should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the nominees named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in their respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the board of directors represents a range of backgrounds and experiences.

Certain information, as of the Record Date, with respect to the director nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of the directors, director nominees or officers of the Company and none are currently pending.

Nominees for Class III Directors—Term Expiring 2027

Mr. Gross is an “interested person” of the Company as defined in the 1940 Act due to his position as the Co-Chief Executive Officer and President of the Company and a managing member of SLR Capital Partners, the Company’s investment adviser. Mr. Potter is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years That Are Not Part of the Fund Complex
Interested Director
Michael S. Gross, 63	Chairman of the Board of Directors, Co-Chief Executive Officer and President.	Class III Director since 2007; Term expires 2024.	Co-Chief Executive Officer of SLR Investment Corp. and SCP Private Credit Income BDC LLC since June 2019, of SLR HC BDC LLC since September 2020 and of SLR Private Credit BDC II LLC since April 2022, and President of SLR Investment Corp. since 2007, of SCP Private Credit Income BDC LLC since 2018, of SLR HC BDC LLC since 2020 and of SLR Private Credit BDC II LLC since 2022; Sole Chief Executive Officer of SLR Investment Corp. (February 2007-June 2019) and of SCP Private Credit Income BDC LLC (June 2018-June 2019). Previously, Co-Chief Executive Officer and President of SLR Senior Investment Corp.	4	Chairman of the Board of Directors of Global Ship Lease Inc. Previously Chairman of the Board of Directors of SLR Senior Investment Corp., where he served from 2010 to April 2022.

Mr. Gross’ intimate knowledge of the business and operations of SLR Capital Partners, extensive familiarity with the financial industry and the investment management process in particular and experience as a director of other public and private companies not only gives the board of directors valuable insight but also positions him well to continue to serve as the Chairman of our board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years That Are Not Part of the Fund Complex
Independent Director
Leonard A. Potter, 62	Director	Class III Director since 2009; Term expires 2024.	President and Chief Investment Officer of Wildcat Capital Management, LLC since 2011; Senior Managing Director of Vida Ventures I and II, each a biotech venture fund, since 2017; Managing Director of Soros Private Equity at Soros Fund Management LLC from 2002 to 2009.	4	Director of Hilton Grand Vacations Inc. since 2017, of SuRo Capital Corp. since 2011, and of several private companies. Previously a member of the board of directors of SLR Senior Investment Corp., where he served from 2011 to April 2022.

Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues. In addition, his tenure in private equity and other investments and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Current Directors

Mr. Spohler is an “interested person” of the Company as defined in the 1940 Act due to his position as the Co-Chief Executive Officer and Chief Operating Officer of the Company and a managing member of SLR Capital Partners, the Company’s investment adviser. Each of Mr. Hochberg, Mr. Wachter and Ms. Roberts is not an “interested person” of the Company as defined in the 1940 Act.

Class I Directors—Term Expiring 2025

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years That Are Not Part of the Fund Complex
Independent Director
David S. Wachter, 61	Director	Class I Director since 2007; Term expires 2025.	Founding Partner and Managing Partner of W Capital Partners, a private equity fund manager and wholly owned subsidiary of AXA Investment Managers, since 2001.	4	Previously a member of the board of directors of SLR Senior Investment Corp., where he served from 2011 to April 2022.

Mr. Wachter’s extensive knowledge of private equity and investment banking provides the board of directors with the valuable insight of an experienced financial manager.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past 5 Years That Are Not Part of the Fund Complex
Independent Director
Andrea C. Roberts, 68	Director	Class I Director since 2023; Term expires 2025.	Co-Founder and Managing Director of Genesis Capital Corporation, an investment banking firm, since 1994; President and sole owner of Orbis Associates, Inc., a consulting firm providing consulting services to Genesis Capital Corporation on an exclusive basis, since 1994.	1	Director of Trinity Episcopal School from 2019 to 2022.

Ms. Roberts’ extensive knowledge of investment banking and asset-based financing provides the board of directors with the valuable insight of an experienced financial manager.

Class II Directors—Term Expiring 2026

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years That Are Not Part of the Fund Complex
Interested Director
Bruce Spohler, 64	Co-Chief Executive Officer, Chief Operating Officer and Director	Class II Director since 2009; Term expires 2026.	Co-Chief Executive Officer of SLR Investment Corp. and SCP Private Credit Income BDC LLC since June 2019, of SLR HC BDC LLC since September 2020 and of SLR Private Credit BDC II LLC since April 2022; Chief Operating Officer of SLR Investment Corp. since February 2007, of SCP Private Credit Income BDC LLC since June 2018, of SLR HC BDC LLC since September 2020 and of SLR Private Credit BDC II LLC since April 2022.	4	Previously a member of the board of directors of SLR Senior Investment Corp., where he served from 2010 to April 2022.

Mr. Spohler’s depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of SLR Investment’s business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years That Are Not Part of the Fund Complex
Independent Director
Steven Hochberg, 62	Director	Class II Director since 2007; Term expires 2026.	Operating Partner of Deerfield Management, a healthcare investment firm, since 2022. Partner of Deerfield Management from 2013 to 2021. Co-Founder and Manager of Ascent Biomedical Ventures, a venture capital firm focused on early-stage investment and development of biomedical companies, since 2004. Co-Founder and Co-General Partner of Triatomic Capital, a technology focused venture capital firm, since 2022.	4	Since 2011, Mr. Hochberg had been the Chairman of the Board of Continuum Health Partners until its merger with Mount Sinai in 2013, where he is a Vice Chairman of Mount Sinai Health System, a non-profit healthcare integrated delivery system in New York City. Director of a number of private healthcare companies and the Cardiovascular Research Foundation, an organization focused on advancing new technologies and education in the field of cardiovascular medicine. Previously a member of the board of directors of SLR Senior Investment Corp., where he served from 2011 to April 2022.

Mr. Hochberg’s varied experience in investing in medical technology companies provides the board of directors with particular knowledge of this field, and his role as chairman of other companies’ boards of directors brings the perspective of a knowledgeable corporate leader.

(1)	The business address of the director nominees and other directors is c/o SLR Investment Corp., 500 Park Avenue, New York, New York 10022.
(2)

Messrs. Gross, Spohler, Hochberg, Potter and Wachter each also have served as directors of SCP Private Credit Income BDC LLC, SLR HC BDC LLC and SLR Private Credit BDC II LLC since 2018, 2020 and 2022, respectively, which are investment companies that have each elected to be regulated as a business development company (“BDC”) and are part of the Fund Complex. Mr. Gross has served as Chairman of SCP Private Credit Income BDC LLC, SLR HC BDC LLC and SLR Private Credit BDC II LLC since 2018, 2020 and 2022, respectively. Mr. Potter also serves as a director of SuRo Capital Corp., which is a closed-end management investment company that has elected to be regulated as a BDC.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Officer	Principal Occupation(s) During Past 5 Years
Shiraz Y. Kajee, 44	Chief Financial Officer and Treasurer	Since April 2023 (indefinite terms)	4	Chief Financial Officer and Treasurer of SLR Investment Corp., SCP Private Credit Income BDC LLC, SLR HC BDC LLC and SLR Private Credit BDC II LLC since April 2023 and Secretary of such entities from April 2023 to November 2023. From December 2015 through March 2023, Mr. Kajee served as a Managing Director at New Mountain Capital, L.L.C., a private equity firm, which also included serving as Chief Financial Officer and Treasurer of the following BDCs: New Mountain Finance Corporation since 2015, NMF SLF I, Inc. since 2019, New Mountain Guardian III BDC, L.L.C. since 2019 and New Mountain Guardian IV BDC, L.L.C. since 2022.

Guy F. Talarico, 69	Chief Compliance Officer and Secretary	Chief Compliance Officer since July 2008; Secretary since November 2023 (indefinite terms)	4	Chief Compliance Officer of SLR Investment Corp. since July 2008, of SCP Private Credit Income BDC LLC since June 2018, of SLR HC BDC LLC since September 2020 and of SLR Private Credit BDC II LLC since April 2022; Secretary of SLR Investment Corp., SCP Private Credit Income BDC LLC, SLR HC BDC LLC and SLR Private Credit BDC II LLC since November 2023. Mr. Talarico currently serves as Chief Compliance Officer, since 2008, and General Counsel, since May 2023, of SLR Capital Partners, LLC. In addition, Mr. Talarico previously served as the Chief Compliance Officer of SLR Senior Investment Corp. from December 2010 until April 2022. Mr. Talarico previously served as managing director of ACA Group, LLC (successor to Foreside Consulting Services LLC, and ultimate successor to Alaric Compliance Services, LLC, which he founded in December 2005) until May 2023.

(1)	The business address of the executive officers is c/o SLR Investment Corp., 500 Park Avenue, New York, New York 10022.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board of directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of such BDC, as defined in Section 2(a)(19) of the 1940 Act.

The board of directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Michael S. Gross, as a result of his positions as the Co-Chief Executive Officer and President of the Company and a managing member of SLR Capital Partners, and Bruce Spohler, as a result of his positions as Co-Chief Executive Officer and Chief Operating Officer of the Company and a managing member of SLR Capital Partners.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of SLR Investment, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to SLR Investment. Among other things, our board of directors approves the appointment of SLR Capital Partners, our investment adviser, and our officers, reviews and monitors the services and activities performed by SLR Capital Partners and our executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under SLR Investment’s bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of SLR Investment and its stockholders at such times.

Presently, Mr. Gross serves as the Chairman of our board of directors. Mr. Gross is an “interested person” of SLR Investment as defined in Section 2(a)(19) of the 1940 Act because he is the President and Co-Chief Executive Officer of SLR Investment, serves on the investment committee of SLR Capital Partners and is a managing member of SLR Capital Partners. We believe that Mr. Gross’ history with SLR Investment, familiarity with its investment platform and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our board of directors. We believe that SLR Investment is best served through this existing leadership structure, as Mr. Gross’ relationship with SLR Capital Partners provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, which are comprised solely of independent directors, and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet SLR Investment’s needs.

Board’s Role in Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and recommending to our board of directors for approval the Third Amended and Restated Investment Advisory and Management Agreement between the Company and SLR Capital Partners (as modified by a Letter Agreement dated April 1, 2022, the “Advisory Agreement”) and the Amended and Restated Administration Agreement between the Company and SLR Capital Management (the “Administration Agreement”), and to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The board of directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

The board of directors also has overall responsibility for risks related to cybersecurity threats. The board of directors is aware of the critical nature of managing these risks and has sought to establish oversight mechanisms to ensure effective governance in managing risks associated with cybersecurity and appropriate review of the protections provided to us by SLR Capital Partners. Together with management, the board of directors has designated an Information Security Group to monitor issues relating to cybersecurity and work with SLR Capital Partners’ third-party information technology service provider to evaluate potential cyber risk vulnerabilities.

We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally cannot invest in assets that are not “qualifying assets” unless at least 70% of our total assets consist of “qualifying assets” immediately prior to such investment and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board of directors’ roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our board of directors. During 2023, our board of directors held seven board of directors meetings, five Audit Committee meetings, two Nominating and Corporate Governance Committee meetings and one Compensation Committee meeting. During 2023, all directors then in office attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board of directors and committee meetings as well as encourage attendance at each annual meeting of our stockholders. Two of our directors attended the 2023 Annual Meeting of Stockholders virtually. Ms. Roberts was appointed to the board of directors and the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee on August 28, 2023.

Audit Committee. The Audit Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.slrinvestmentcorp.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of the Company’s internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of certain securities. The Audit Committee is currently composed of Messrs. Hochberg, Wachter and Potter and Ms. Roberts, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochberg serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Hochberg is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Hochberg meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.slrinvestmentcorp.com. The members of the Nominating and Corporate Governance Committee are Messrs. Hochberg, Wachter and Potter and Ms. Roberts, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Wachter serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of the Company;

•	are able to work with the other members of the board of directors and contribute to the success of the Company;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the board of directors represents a range of backgrounds and experiences.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves the needs of SLR Investment and the interest of its stockholders.

Compensation Committee. The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.slrinvestmentcorp.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for reviewing and recommending for approval to our board of directors the Advisory Agreement and the Administration Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on matters related to compensation generally. The Compensation Committee has the authority to engage compensation consultants and to delegate its duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The members of the Compensation Committee are Messrs. Hochberg, Wachter and Potter and Ms. Roberts, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chairman of the Compensation Committee.

Board Diversity

NASDAQ Listing Rule 5606 (the “Board Diversity Disclosure Rule”) requires each NASDAQ-listed company, subject to certain exceptions, to provide statistical information about the company’s board of directors, in a uniform format, related to each director’s self-identified gender, race and self-identification as LGBTQ+. In the matrix below, we have provided the statistical information required by the Board Diversity Disclosure Rule.

Board Diversity Matrix (As of October 9, 2024)

Total Number of Directors		6

	Female	Male	Non-binary
Part I: Gender Identity	1	5	0
Part II: Demographic Background	0	0	0
African American or Black	0	0	0
Alaskan Native or Native American	0	0	0
Asian	0	0	0
Hispanic or Latinx	0	0	0
Native Hawaiian or Pacific Islander	0	0	0
White	1	5	0
Two or More Races or Ethnicities	0	0	0

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to SLR Investment Corp., c/o Guy F. Talarico, Corporate Secretary, 500 Park Avenue, New York, New York 10022. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

Codes of Ethics

The Company expects each of its officers and directors, as well as any person affiliated with the Company’s operations, to act in accordance with the highest standards of personal and professional integrity and to comply with the Company’s policies and procedures and all applicable laws, rules and regulations. In accordance with this expectation, the Company has adopted a Code of Business Conduct that applies to, among others, its senior officers, including its Co-Chief Executive Officers and its Chief Financial Officer, as well as every officer, director and employee of the Company. Our Code of Business Conduct can be accessed via our website at http://www.slrinvestmentcorp.com/governance. The Company intends to disclose amendments to or waivers from a required provision of our Code of Business Conduct on Form 8-K.

SLR Capital Partners and the BDCs that it manages, including the Company, adopted a Joint Code of Ethics and Insider Trading Policy (the “Joint Code”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, respectively, that establishes procedures for personal investments and restricts certain transactions by SLR Capital Partners’ personnel. The Joint Code can be accessed via our website at http://www.slrinvestmentcorp.com/governance.

The contents of our website are not intended to be incorporated by reference into this Proxy Statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

Hedging Transactions

The Joint Code does not expressly prohibit directors, officers or employees of the Company or SLR Capital Partners from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or from otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. However, the Joint Code requires that, with the exception of independent directors, all directors, officers and employees of the Company and SLR Capital Partners receive clearance for transactions involving a Reportable Security (as defined in the Joint Code) from a Compliance Officer (as defined in the Joint Code). Directors, officers and employees of the Company and SLR Capital Partners are not required to receive clearance for any transaction involving only a Non-Reportable Security (as defined in the Joint Code).

Compensation of Directors

The following table sets forth compensation of the Company’s directors during the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)	All Other Compensation	Total Compensation from the Company	Total Compensation from the Fund Complex
Interested Directors
Michael S. Gross	—	—	—	—	—
Bruce Spohler	—	—	—	—	—
Independent Directors
Steven Hochberg	$133,000	—	—	$133,000	$208,000
David S. Wachter	$128,000	—	—	$128,000	$203,000
Leonard A. Potter	$128,000	—	—	$128,000	$203,000
Andrea C. Roberts(1)	$41,239	—	—	$41,239	$41,239

(1)	Ms. Roberts was appointed to the board of directors on August 28, 2023.
(2)	For a discussion of the independent directors’ compensation, see below.
(3)

We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors. However, our independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during 2023.

Our independent directors’ base annual fee is $100,000. The independent directors also receive $2,500 ($1,500 if participating telephonically) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500, the Chairman of the Nominating and Corporate Governance Committee receives an annual fee of $2,500 and the Chairman of the Compensation Committee receives an annual fee of $2,500. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation was paid to directors who are interested persons of the Company as defined in the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from the Company. As a result, we do not engage any compensation consultants. Mr. Gross, our Co-Chief Executive Officer and President, and Mr. Spohler, our Co-Chief Executive Officer and Chief Operating Officer, through their ownership interest in SLR Capital Partners, our investment adviser, are entitled to a portion of any profits earned by SLR Capital Partners, which includes any fees payable by us to SLR Capital Partners under the terms of the Advisory Agreement, less expenses incurred by SLR Capital Partners in performing its services under the Advisory Agreement. Messrs. Gross and Spohler do not receive any additional compensation from SLR Capital Partners in connection with the management of our portfolio.

Our Chief Financial Officer and Treasurer, which was Mr. Richard L. Peteka until his resignation effective April 3, 2023 and is now Mr. Kajee following his appointment by the board of directors on April 3, 2023, and Guy F. Talarico, our Chief Compliance Officer and Secretary, are paid by SLR Capital Management, our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to the Company. To the extent that SLR Capital Management outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to SLR Capital Management.

Clawback Policy

While the Company, as an externally-managed business development company under the 1940 Act, currently neither pays nor has any plans to pay or otherwise award incentive-based compensation to its executive officers, the board of directors adopted our Clawback Policy, effective November 6, 2023 (the “Clawback Policy”), in accordance with Rule 10D-1 of the Exchange Act and NASDAQ listing standards. The Clawback Policy applies to current and former covered executive officers of the Company and is administered by the Compensation Committee. In the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is the Company’s policy to recover erroneously awarded incentive-based compensation, if any, received by its executive officers. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement. During the fiscal year ended December 31, 2023 and continuing through the date of this Proxy Statement, we were not required to prepare an accounting restatement that required recovery of erroneously awarded compensation under the Clawback Policy nor was there an outstanding balance as of December 31, 2023 of erroneously awarded compensation to be recovered under the Clawback Policy from a prior restatement.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that SLR Investment shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•

We have entered into the Advisory Agreement with SLR Capital Partners. Mr. Gross, our Chairman, Co-Chief Executive Officer and President, and Mr. Spohler, our Co-Chief Executive Officer, Chief Operating Officer and board member, are managing members and senior investment professionals of, and have financial and controlling interests in, SLR Capital Partners. In addition, Mr. Kajee, our Chief Financial Officer and Treasurer, serves as the Chief Financial Officer for SLR Capital Partners and Mr. Talarico, our Chief Compliance Officer and Secretary, serves as a Partner, General Counsel and Chief Compliance Officer for SLR Capital Partners.

•

We have entered into the Administration Agreement with SLR Capital Management. SLR Capital Management provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We reimburse SLR Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the compensation of our chief compliance officer, our chief financial officer and their respective staffs.

•

We have entered into a license agreement with SLR Capital Partners, pursuant to which SLR Capital Partners has granted us a non-exclusive, royalty-free license to use the licensed marks “SOLAR” and “SLR”.

We pay certain fees under the Advisory Agreement and Administration Agreement to SLR Capital Partners and SLR Capital Management, respectively. See Note 3 to our Consolidated Financial Statements included in our annual report on Form 10-K filed with the SEC on February 27, 2024, which accompanies this Proxy Statement, for additional information.

SLR Capital Partners and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. For example, SLR Capital Partners presently serves as investment adviser to private funds and managed accounts as well as to SCP Private Credit Income BDC LLC, an unlisted BDC which focuses on investing primarily in senior secured loans, including non-traditional asset-based loans and first lien loans, SLR HC BDC LLC, an unlisted BDC whose principal focus is to invest directly and indirectly in senior secured loans and other debt instruments typically to middle market companies within the healthcare industry, and SLR Private Credit BDC II LLC, an unlisted BDC whose principal focus is to invest in first lien senior secured floating rate loans primarily to upper-middle-market leveraged companies that are in non-cyclical industries. In addition, Michael S. Gross, our Chairman and Co-Chief Executive Officer, Bruce Spohler, our Co-Chief Executive Officer and Chief Operating Officer, Shiraz Y. Kajee, our Chief Financial Officer and Treasurer, and Guy F. Talarico, our Chief Compliance Officer and Secretary, serve in similar capacities for SCP Private Credit Income BDC LLC, SLR HC BDC LLC and SLR Private Credit BDC II LLC.

Regulatory restrictions limit our ability to invest in any portfolio company in which any affiliate currently has an investment. On June 13, 2017, the Company, SLR Senior Investment Corp. and SLR Capital Partners received an exemptive order from the SEC (the “Exemptive Order”). The Exemptive Order permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is SLR Capital Partners, or is an investment adviser that controls, is controlled by or is under common control with SLR Capital Partners and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the Exemptive Order. We believe that it is advantageous for us to co-invest with funds managed by SLR Capital Partners where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategy, investment restrictions, regulatory requirements and other pertinent factors applicable to us.

Various potential and actual conflicts of interest may arise in connection with the allocation of investment opportunities among the Company and other investment vehicles managed or advised by SLR Capital Partners. Investment opportunities that become known to SLR Capital Partners may be appropriate for the Company as well as for SLR Capital Partners’ other clients. SLR Capital Partners may face conflicts of interest with respect to the allocation of such opportunities. Depending on the availability of such investment opportunities and other appropriate factors, SLR Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. SLR Capital Partners has adopted an allocation policy that it believes will result in the relevant clients each being allocated an appropriate level of such opportunity. However, allocations will be made in the sole discretion of SLR Capital Partners and may result in the investments being made on different terms or in different securities. Although SLR Capital Partners intends to allocate investment opportunities in a fair and equitable manner, decisions as to the allocation of investment opportunities present numerous conflicts of interest, which may not be resolved in a manner that is favorable to the Company’s interests. In addition, these types of co-investments may result in conflicts regarding decisions relating to that investment, including with respect to the timing of disposition or strategic objectives. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with SLR Capital Partners’ allocation procedures.

Related party transactions may occur among us, SLR Senior Lending Program LLC, SLR Senior Lending Program SPV LLC, SLR Credit Solutions, Equipment Operating Leases LLC, Kingsbridge Holdings, LLC, Loyer Capital LLC, SLR Business Credit, SLR Healthcare ABL and SLR Equipment Finance. These transactions may occur in the normal course of business. No administrative or other fees are paid to SLR Capital Partners by SLR Senior Lending Program LLC, SLR Senior Lending Program SPV LLC, SLR Credit Solutions, Equipment Operating Leases LLC, Kingsbridge Holdings, LLC, Loyer Capital LLC, SLR Business Credit, SLR Healthcare ABL or SLR Equipment Finance.

The Company has internal policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, we have adopted a formal Code of Business Conduct and Joint Code of Ethics and Insider Trading Policy that govern the conduct of covered persons. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

Board Consideration of the Investment Advisory and Management Agreement

In accordance with Section 15(c) of the 1940 Act, at a virtual meeting held on October 25, 2023 in reliance on certain exemptive relief provided by the SEC, our board of directors, including a majority of the directors who are Disinterested Directors, voted to approve the continuation of the Advisory Agreement between the Company and SLR Capital Partners, which approval was ratified at the next in-person meeting of our board of directors held on November 6, 2023. Our board of directors, including a majority of the directors who are Disinterested Directors, most recently voted to approve the continuation of the Advisory Agreement at a virtual meeting held on August 5, 2024 in reliance on certain exemptive relief provided by the SEC, such approval being effective as of September 1, 2024 and extending the term of the Advisory Agreement to September 1, 2025, and undertook to ratify its approval at its next in-person meeting. In its consideration of the respective re-approvals of the Advisory Agreement, the board of directors focused on information it had received relating to, among other things:

•

the nature, extent and quality of advisory and other services provided by SLR Capital Partners, including information about the investment performance of the Company relative to its stated objectives and in comparison to the performance of the Company’s peer group and relevant market indices, and concluded that such advisory and other services are satisfactory and the Company’s investment performance is reasonable;

•

the experience and qualifications of the personnel providing such advisory and other services, including information about the backgrounds of the investment personnel, the allocation of responsibilities among such personnel and the process by which investment decisions are made, and concluded that the investment personnel of SLR Capital Partners have extensive experience and are well qualified to provide advisory and other services to the Company;

•

the current fee structure, the existence of any fee waivers, and the Company’s anticipated expense ratios in relation to those of other investment companies having comparable investment policies and limitations, and concluded that the current fee structure is reasonable;

•

the advisory fees charged by SLR Capital Partners to the Company, to SCP Private Credit Income BDC LLC, to SLR HC BDC LLC and to SLR Private Credit BDC II LLC, and comparative data regarding the advisory fees charged by other investment advisers to BDCs with similar investment objectives, and concluded that the advisory fees charged by SLR Capital Partners to the Company are reasonable;

•

the direct and indirect costs, including for personnel and office facilities, that are incurred by SLR Capital Partners and its affiliates in performing services for the Company and the basis of determining and allocating these costs, and concluded that the direct and indirect costs, including the allocation of such costs, are reasonable;

•

the total of all assets managed by SLR Capital Partners, as well as the total number of investment companies and other clients serviced by SLR Capital Partners, possible economies of scale arising from the Company’s size and/or anticipated growth, and the extent to which such economies of scale are reflected in the advisory fees charged by SLR Capital Partners to the Company, and concluded that some economies of scale may be possible in the future;

•

other possible benefits to SLR Capital Partners and its affiliates arising from their relationships with the Company, and concluded that all such other benefits were not material to SLR Capital Partners and its affiliates; and

•

possible alternative fee structures or bases for determining fees, and the possibility of obtaining similar services from other third-party service providers, and concluded that the Company’s current fee structure and bases for determining fees are satisfactory.

Based on the information reviewed and the discussions detailed above, our board of directors, including a majority of the directors who are Disinterested Directors, concluded that the fees payable to SLR Capital Partners pursuant to the Advisory Agreement, including the fee rates thereunder, are fair and reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of the Company and its stockholders. In view of the wide variety of material factors that our board of directors considered in connection with its evaluation of the Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors. Rather, our board of directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

PROPOSAL II:

RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING

DECEMBER 31, 2024

The Audit Committee and the independent directors of the board of directors have selected KPMG LLP (“KPMG”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 and are submitting the selection of KPMG to the stockholders for ratification.

If the stockholders fail to ratify the selection, the Audit Committee and the board of directors will reconsider whether or not to continue to retain KPMG. Even if the selection is ratified, the Audit Committee and the board of directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

KPMG has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of KPMG will be present at the Meeting, will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Company engaged KPMG to act as its independent registered public accounting firm for 2023.

For the years ended December 31, 2023 and December 31, 2022, the Company incurred the following fees for services provided by KPMG, including expenses:

Table below in thousands

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees	$803.0	$828.1
Audit-Related Fees	—	—
Tax Fees	186.6	166.3
All Other Fees	—	20.0

Total Fees:	$989.6	$1,014.4

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and quarterly reviews and services that are normally provided by KPMG in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of our board of directors operates under a written charter adopted by the board of directors. The Audit Committee is currently composed of Messrs. Hochberg, Wachter and Potter and Ms. Roberts. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and issuing their report. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Lead Audit Engagement Partner Selection

Under SEC rules and KPMG’s policy, the lead engagement audit partner is required to change every five years, and a new lead audit partner was appointed in 2021. The Audit Committee interviewed the lead audit partner and considered his professional qualifications in light of the Company’s needs. The Audit Committee has approved the selection of the lead audit partner.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG. The policy requires that the Audit Committee pre-approves the audit and non-audit services to be performed by the independent auditor, irrespective of the amount, in order to assure that the provision of such services does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee pre-approved 100% of services described in this policy and reviewed and considered the permissibility of non-audit services to be provided by KPMG.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Co-Chief Executive Officers and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has reviewed and discussed the Company’s audited financial statements with KPMG, with and without management present. The Audit Committee included in its review the results of KPMG’s audits, the Company’s internal controls and the quality of the Company’s financial reporting.

The Audit Committee also has discussed with KPMG matters relating to KPMG’s assessment about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the applicable requirements of the PCAOB. In addition, KPMG has discussed with the Audit Committee their independence from management and the Company, as well as the matters in the written communications received from KPMG and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a written communication from KPMG confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with KPMG the Company’s critical accounting policies and practices, internal controls, other material written communications to management, the scope of KPMG’s audits and all fees paid to KPMG during the fiscal year.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm, the Audit Committee recommended that the board of directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC. The Audit Committee also recommended the selection of KPMG to serve as the independent registered public accounting firm for the year ending December 31, 2024 and that the selection of KPMG be submitted to the Company’s stockholders for ratification.

Respectfully Submitted,

The Audit Committee

Steven Hochberg

David S. Wachter

Leonard A. Potter

Andrea C. Roberts

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The affirmative vote of shares representing at least a majority of the votes cast at the Meeting virtually or by proxy is required for ratification of the selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement unless certain securities law requirements are met.

AVAILABLE INFORMATION

Along with this Proxy Statement, the Company will make available to each stockholder a copy of its annual report on Form 10-K for the year ended December 31, 2023.

We are required to file with or submit to the SEC annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. This information will also be available free of charge by contacting us at SLR Investment Corp., 500 Park Avenue, New York, New York 10022, by telephone at (212) 993-1670 or on our website at http://www.slrinvestmentcorp.com.

DELIVERY OF PROXY MATERIALS

Please note that only one copy of the 2024 Proxy Statement, the 2023 Annual Report or Notice of Annual Meeting may be delivered to two or more stockholders of record of the Company who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of the Company at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (212) 993-1670 or by writing to Guy F. Talarico, Corporate Secretary, SLR Investment Corp., 500 Park Avenue, New York, New York 10022.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company currently expects that the 2025 Annual Meeting of Stockholders will be held in November 2025, but the exact date, time and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Company at its principal address of 500 Park Avenue, New York, New York 10022, and the Company must receive the proposal no later than June 11, 2025 in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement.

Stockholder proposals or director nominations to be presented at the 2025 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days or more than 150 days in advance of the one year anniversary of the date of the Company’s proxy statement for the 2024 Annual Meeting of Stockholders. For the 2025 Annual Meeting of Stockholders, the Company must receive such proposals and nominations between May 12, 2025 and June 11, 2025. If the date of the 2025 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) calendar days from the first anniversary of the date of the 2024 Annual Meeting of Stockholders, stockholder proposals or director nominations, to be timely, must be so received not less than 120 days or more than 150 days prior to the date of the 2025 Annual Meeting of stockholders, or not later than the tenth day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made. Proposals must also comply with the other requirements contained in the Company’s Second Amended and Restated Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Notices of intention to present proposals at the 2025 Annual Meeting of Stockholders should be addressed to Guy F. Talarico, Corporate Secretary, SLR Investment Corp., 500 Park Avenue, New York, New York 10022. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SUBMISSION OF COMPLAINTS

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer

SLR Investment Corp.

500 Park Avenue

New York, New York 10022

The Audit Committee Chair may be contacted at:

Steven Hochberg

Audit Committee Chair

SLR Investment Corp.

500 Park Avenue

New York, New York 10022

You are cordially invited to participate in the Meeting. Whether or not you plan to attend the Meeting virtually, you are requested to vote in accordance with the voting instructions in the notice of internet availability of proxy materials or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

Guy F. Talarico
Corporate Secretary

New York, New York

October 9, 2024

PRIVACY NOTICE

We endeavor to maintain the privacy of our recordholders and to safeguard their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about recordholders of the common stock of the Company, although certain of our recordholders’ non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•	Information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders’ communications to us concerning their investment;

•	Information about recordholders’ transactions and history with us; and

•	Other general information that we may obtain about recordholders, such as demographic and contact information such as address.

We disclose non-public personal information about recordholders:

•	to our affiliates (such as SLR Capital Partners and our administrator) and their employees for everyday business purposes;

•

to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;

•	to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•	as allowed or required by applicable law or regulation.

When the Company shares non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders’ privacy. The Company does not permit use of recordholder information for any non- business or marketing purpose, nor does the Company permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Company’s service providers, such as SLR Capital Partners, its administrator, and its transfer agent, are required to maintain physical, electronic and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access recordholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a recordholder’s account or comply with legal requirements.

If a recordholder ceases to be a recordholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify recordholders and provide a description of our privacy policy.

SLR INVESTMENT CORP.

500 PARK AVENUE

NEW YORK, NY 10022

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SLRC2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56599-P18408     KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SLR INVESTMENT CORP.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1.  The election of each of the following persons (except as marked to the contrary) as a director of SLR Investment Corp., who will each serve as a director of SLR Investment Corp. until 2027, or until their respective successors are duly elected and qualified.

Nominees:

01) Michael S. Gross 02) Leonard A. Potter

	For	Against	Abstain
2. The ratification of the selection of KPMG LLP as SLR Investment Corp.’s independent registered public accounting firm for the year ending December 31, 2024.

3. To take action upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,

administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

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V56600-P18408

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SLR INVESTMENT CORP.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 20, 2024

The undersigned stockholder of SLR Investment Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Michael S. Gross and Bruce Spohler, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held virtually on November 20, 2024 at 11:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy. You will be able to participate in the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/SLRC2024.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposals 1 and 2, and in the discretion of the proxies with respect to any other matters that may properly come before the meeting.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)